EXHIBIT 10.108

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holder of 2007 C Promissory Note dated March 27, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has a maturity date of March 1, 2008 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of December 31, 2007                                                                    Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By: /s/ Giovanni F. Mazzarelli
  Dr. Giovanni F. Mazzarelli
  Dated as of December 31, 2007